                                                                      EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the  incorporation  by  reference in the  Registration  Statements
(Form S-3 No. 333-121706, Form S-8 No. 333-130763 and Form S-8 No. 333-91192) of
Lynch  Corporation  of our report  dated  March 20,  2006,  with  respect to the consolidated financial statements and schedules of Lynch Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 2005.

                                                   /s/ Ernst & Young LLP

Providence, Rhode Island
March 24, 2006